Exhibit 10.1

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed

Agreement for the Termination of the Agreement for Concerted Action by Shareholders

Party A: Hunan Ruixi Financial Leasing Co., Ltd.

Unified Social Credit Code: [xxxx]

Party B: Chengdu Simushi Technology Co., Ltd.

Unified Social Credit Code: [xxxx]

Party C: Chen Xiaoliang

ID Card Number: [xxxx]

Party D: Yang Xi

ID Card Number: [xxxx]

Party E: He Yiqiang

ID Card Number: [xxxx]

Party F: Luo Xiaohui

ID Card Number: [xxxx]

Whereas,

1. Party A, Party C, Party D, Party E and Party F have entered into the Agreement for Concerted Action by Shareholders with respect to Jinkailong Automobile Leasing Co., Ltd. (“Jinkailong” or the “Company”) on August 26, 2018, and a supplementary agreement has been entered into by them on November 11, 2018, in which, the Parties agreed to take concerted action at the shareholders’ meeting of the Company to jointly control the Company from August 26, 2018 to August 25, 2038 (“Agreement I for Concerted Action by Shareholders”);

2. Party A and Party B entered into the Agreement for Concerted Action by Shareholders with respect to the Company on February 13, 2020, specifying that both parties shall take concerted action at the shareholders’ meeting of the Company from February 13, 2020 to August 25, 2038 (“Agreement II for Concerted Action by Shareholders”).

On the basis of equal negotiation, this Agreement is made and entered into by and among the Parties for the termination of the above Agreement I for Concerted Action by Shareholders and Agreement II for Concerted Action by Shareholders:

I. The Parties agree to terminate the above Agreement I for Concerted Action by Shareholders and Agreement II for Concerted Action by Shareholders as of the date of signing of this Agreement.

II. The Parties agree that, from August 26, 2018 (except for Party B, from February 13, 2020) to the date of signing of the Agreement, the same expression of intention made by the Parties through the exercise of voting rights is true, legal and valid. The Parties unanimously recognize that the termination will not damage the past and future legitimate rights and interests of all parties in the Company. There is no dispute or other responsibilities or obligations not fulfilled by the Parties under the Agreement I for Concerted Action by Shareholders and Agreement II for Concerted Action by Shareholders.

III. As of the date of commencement of the Agreement, the Parties will no longer maintain a concerted action relationship with respect to the decision required to take concerted action at the shareholders’ meeting as stipulated in the Agreements for Concerted Action by Shareholders. Each party shall independently express opinions and exercise various rights such as voting rights and perform relevant obligations in accordance with the provisions of laws, regulations, normative documents and the Company’s articles of association and their own wishes.

IV. Each party acknowledges and confirms that this Agreement, its contents, and any oral or written information exchanged between each other in connection with the preparation or performance of this Agreement are regarded as confidential information. Each party shall keep all such confidential information confidential, and shall not disclose any confidential information to any third party without the written consent of the other party, except for the following information: (a) any information known or to be known to the public (but not disclosed to the public without authorization by the party receiving the confidential information); (b) any information required to be disclosed in accordance with applicable laws and regulations, stock trading rules, or orders of government departments or courts; or (c) any information that needs to be disclosed by either party to its shareholders, investors, legal or financial advisers in connection with the transactions described in the Agreement, and such shareholders, legal or financial advisers shall also abide by confidentiality obligations similar to these terms. If any party’s employee or employing organization divulges the secrets, it shall be deemed as a disclosure by such party, and the corresponding responsibilities shall by borne by such party.

V. The Agreement shall become effective from the date of signing and sealing by the legal representatives or authorized representatives of the Parties.

VI. This agreement is made in septuplicate, with one copy for each party, which has the same legal effect.

(Signature page to the Agreement for the Termination of the Agreement for Concerted Action by Shareholders)

Party A: Hunan Ruixi Financial Leasing Co., Ltd.

Legal Representative or Authorized Representative:          Seal Affixed

Date: March 31, 2022

Party B: Chengdu Simushi Technology Co., Ltd.

Legal Representative or Authorized Representative:          Seal Affixed

Date: March 31, 2022

Party C: Chen Xiaoliang

Signature: /s/ Chen Xiaoliang

Date: March 31, 2022

Party D: Yang Xi

Signature: /s/ Yang Xi

Date: March 31, 2022

Party E: He Yiqiang

Signature: /s/ He Yiqiang

Date: March 31, 2022

Party F: Luo Xiaohui

Signature: /s/ Luo Xiaohui

Date: March 31, 2022